CONSENT AND THIRD AMENDMENT


   CONSENT AND THIRD AMENDMENT (this "AMENDMENT"), dated as of __________ __, 2005, among ATLAS FREIGHTER LEASING III, INC., a Delaware corporation (the "BORROWER"), the lenders from time to time party to the Credit Agreement referred to below (each a "LENDER" and, collectively, the "LENDERS"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.


                              W I T N E S S E T H :
                               - - - - - - - - - -


   WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 27, 2004 (as amended, supplemented and/or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

   WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement and enter into certain consents in respect of the Credit Agreement and each of the Leases (as defined in EXHIBIT A hereto);

   NOW, THEREFORE, it is agreed;

A. AMENDMENT TO THE CREDIT AGREEMENT

   1. Section 5.1 of the Credit Agreement is hereby amended by (x) deleting clauses (ii) and (iii) in their entirety and inserting the following new clauses
(ii) and (iii) in lieu thereof:

       "(ii) [Intentionally Omitted.];

       (iii) [Intentionally Omitted.];"

and (y) deleting the clause "together with each delivery of financial statements of the Borrower pursuant to subdivisions (ii) and (iii) above" appearing at the beginning of clause (iv) of said Section and inserting the text "no later than 45 days after the end of each fiscal quarter (other than the last fiscal quarter in a fiscal year) and 90 days (or 180 days in the case of the fiscal year ending December 31, 2005) after the end of each fiscal year" in lieu thereof.

B. CONSENT

   1. The Lenders hereby consent to amend the Leases as provided in the amendment to the Leases attached hereto as EXHIBIT A.

C. MISCELLANEOUS PROVISIONS

   1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Potential Event of Default or Event of Default on the Third Amendment Effective Date, both before and after giving effect to this Amendment.

   2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

   3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

   4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

   5. This Amendment, including the consent hereunder, shall become effective on the date (the "THIRD AMENDMENT EFFECTIVE DATE") when each of the following conditions shall have been satisfied:

      (i) the Borrower and the Requisite Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to each of the Administrative Agent and the Borrower (telecopier no.: (914) 701-8415, attention: Dorinda Pannozzo);

      (ii) corresponding amendments and/or consents to the Atlas Fifth Amended and Restated Credit Facility shall have become effective; and

      (iii) the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and the Lenders in connection with this Amendment.

   6. The Borrower hereby covenants and agrees, so long as the Third Amendment Effective Date occurs, to pay to each Lender which has executed and delivered to the Borrower (or its nominee) a counterpart hereof, at or before such time as executed counterparts hereof have been delivered to the Borrower (or its nominee) by the Requisite Lenders, a non-refundable cash amendment fee equal to ____% of the aggregate outstanding principal amount of such Lender's Loans (determined immediately prior to the Third Amendment Effective Date), which fee shall



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


not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders on the Business Day following such delivery by the Requisite Lenders.

   7. From and after the Third Amendment Effective Date, all references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby. * * *


                                     * * *




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



   IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                          ATLAS FREIGHTER LEASING III, INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:




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




                                          DEUTSCHE BANK TRUST COMPANY
                                          AMERICAS, Individually and as
                                          Administrative Agent


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:




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


NEWYORK 5253895 v6 (2K)


                                          NAME OF LENDER:

                                          ----------------------


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

               [Signature Page to the Third Amendment and Consent
                  to the Amended and Restated Credit Agreement]





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